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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 27, 2000
                                                           -------------


                            The Bon-Ton Stores, Inc.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


       Pennsylvania                      0-19517                  23-2835229
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(State or other juris-                 (Commission              (IRS Employer
diction of incorporation)               File No.)            Identification No.)


                 2801 East Market Street
                    York, Pennsylvania                           17402
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        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (717) 757-7660


          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         See the Press Release attached hereto as Exhibit 99, the contents of which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 99        Press Release









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               The Bon-Ton Stores, Inc.
                               -----------------------------------------
                               (Registrant)

Date: June 27, 2000
                               By:  /s/ James H. Baireuther
                                    ------------------------------------
                                    James H. Baireuther,
                                    Executive Vice President and Chief Financial
                                    Officer










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                                  EXHIBIT INDEX

Exhibit        Description                        Method of Filing
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99             Press Release                      Filed electronically herewith.